SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. _____)


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                                XATA Corporation
 ...............................................................................
                (Name of Registrant as Specified in its Charter)

 ...............................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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                                XATA CORPORATION
                            500 EAST TRAVELERS TRAIL
                              BURNSVILLE, MN 55339
                                 (612) 894-3680


                                                                January 20, 1997

Dear Shareholder:

         You are cordially invited to attend the Company's Annual Meeting of Shareholders to be held at 4:00 p.m., on February 20, 1997, at the Minneapolis Marriott City Center.

         This year, in addition to the election of five directors and ratification of the appointment of auditors, you are being asked to approve amendments to the Company's 1991 Long-Term Incentive and Stock Option Plan increasing the number of authorized shares of Common Stock and fixing the date for automatic option grants to nonemployee directors. Following the formal business of the meeting, I will report on the affairs of the Company and respond to questions of general interest to shareholders.

         We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you plan to attend, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.



                                          Very truly yours,


                                          Dennis R. Johnson
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER




                                XATA CORPORATION
                            500 EAST TRAVELERS TRAIL
                              BURNSVILLE, MN 55339
                                 (612) 894-3680
                    -----------------------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 20, 1997
                    -----------------------------------------

To the Shareholders of XATA Corporation:

         The Annual Meeting of Shareholders of XATA Corporation (the "Company) will be held on February 20, 1997, at 4:00 p.m., at the Minneapolis Marriott City Center, 4th Floor, 30 South Seventh Street, Minneapolis, Minnesota, for the following purposes:

         (1) To fix the number of directors at five and to elect five directors to serve for a one year term expiring when their successors are elected and qualified at the annual meeting in 1998.

         (2) To act upon a proposal to ratify an amendment to the 1991 Long-Term Incentive and Stock Option Plan (the "Incentive Plan") which increases the number of shares of Common Stock reserved for issuance under the Plan.

         (3) To act upon a proposal to ratify an amendment to the Incentive Plan to fix the date of automatic grant of options to non-employee directors as the date of re-election.

         (4) To act upon a proposal to ratify the appointment of McGladrey & Pullen, LLP, as independent auditors of the Company for the fiscal year ending September 30, 1997.

         (5) To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on January 13, 1997 as the record date for the determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof. The transfer books of the Company will not be closed.

                  A PROXY STATEMENT AND FORM OF PROXY ARE ENCLOSED. SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                             By Order of the Board of Directors

                                             William P. Flies, Secretary
January 20, 1997




                                XATA CORPORATION
                            500 EAST TRAVELERS TRAIL
                              BURNSVILLE, MN 55339
                                 (612) 894-3680

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 20, 1997

                    ----------------------------------------

                               GENERAL INFORMATION


         This proxy statement is furnished to shareholders by the Board of Directors of XATA Corporation (the "Company") for solicitation of proxies for use at the Annual Meeting of Shareholders on February 20, 1997, to be held at the Minneapolis Marriott City Center, 4th Floor, 30 South Seventh Street, Minneapolis, Minnesota, at 4:00 p.m., and at all adjournments thereof for the purposes set forth in the attached Notice of Annual Meeting of Shareholders. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors is not currently aware of any other matters which will come before the meeting.

         Shareholders may revoke proxies before exercise by submitting a subsequently dated proxy or by voting in person at the Annual Meeting. Unless a shareholder gives contrary instructions on the proxy card, proxies will be voted at the meeting (a) for the election of the nominees named herein and on the proxy card to the Board of Directors; (b) for ratification of the amendments to the Company's 1991 Long-Term Incentive and Stock Option Plan (the "Incentive Plan"); (c) for the appointment of McGladrey & Pullen, LLP as independent auditors of the Company; and (d) in the discretion of the proxy holder as to other matters which may properly come before the meeting. This proxy statement and the enclosed proxy are being mailed to the shareholders of the Company on or about January 20, 1997.

         A copy of the Company's Annual Report for the fiscal year ended September 30, 1996, is enclosed herewith but is not considered a part of the proxy solicitation material. The Annual Report describes the financial condition of the Company as of September 30, 1996.

         The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. To ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company.


                             RECORD DATE AND VOTING

         The Board of Directors has fixed January 13, 1997, as the record date for the determination of shareholders entitled to vote at the Annual Meeting. As of the close of business on the record date, there were outstanding 4,384,039 shares of Common Stock, par value $.01 per share, which is the only outstanding class of stock of the Company. Each share is entitled to one vote on each proposal to be presented to the meeting. As provided in the Articles of Incorporation of the Company, there is no right of cumulative voting. All matters being voted upon by the shareholders require a majority vote of the shares represented at the Annual Meeting either in person or by proxy, except for election of directors, which would be by plurality vote in the event of more nominees than positions (i.e., the five nominees receiving the highest numbers of vote would be elected).

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote constitutes a quorum for the transaction of business. Shares voted as abstentions and broker non-votes on any matter (or a "withhold authority" vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. The effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. If a broker submits a proxy that indicates the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purpose of calculating the vote with respect to such matter.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED HEREIN, FOR RATIFICATION OF THE AMENDMENTS TO THE 1991 LONG-TERM INCENTIVE AND STOCK OPTION PLAN, AND FOR RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS. IT IS INTENDED THAT PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR EACH NOMINEE AND FOR SUCH OTHER PROPOSALS UNLESS OTHERWISE DIRECTED BY THE SHAREHOLDER SUBMITTING THE PROXY.


                           PRINCIPAL SHAREHOLDERS AND
                             OWNERSHIP OF MANAGEMENT

         The following table sets forth as of December 31, 1996 the record and beneficial ownership of Common Stock held by (1) each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company; (ii) each current director; (iii) each nominee for election as director; and (iv) all officers and current directors of the Company as a group. Securities reported as "beneficially owned" include those for which the named persons may exercise voting power or investment power, alone or with others. Voting power and investment power are not shared with others unless so stated. The number and percent of shares of Common Stock of the Company beneficially owned by each such person as of December 31, 1996 includes the number of shares which such person has the right to acquire within sixty (60) days after such date.

                                                    NUMBER OF
                 NAME AND ADDRESS                  SHARES OWNED       PERCENTAGE
                 ----------------                  ------------       ----------

         William (1)(2) and Linda Flies, JT        1,267,516            28.9%
         500 East Travelers Trail
         Burnsville, MN 55337

         Dennis R. Johnson (1)(2)                    145,134(3)          3.2%

         Edward T. Michalek (1)(2)                    20,572(3)          *

         Stephen A. Lawrence (1)(2)                    6,667(3)          *

         Roger W. Kleppe (1)(2)                        6,667(3)          *

         Robert M. Featherstone                        5,333(3)          *

         All officers and current directors as     1,451,889(3)         31.9%
         a group (6 persons)

         ---------------------------------------

         *  indicates ownership of less than 1%.

         (1)      Currently a director.

         (2)      Nominee for election as director.

         (3) Includes shares of Common Stock issuable upon exercise of currently exercisable options as follows: William P. Flies - 5,556 shares; Dennis R. Johnson - 133,333 shares; Edward T. Michalek - 13,334 shares; Stephen A. Lawrence - 6,667 shares; Roger W. Kleppe - 6,667 shares; Robert M. Featherstone - 3,333 shares; and all officers and directors as a group - 168,891 shares.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the number of directors shall be as fixed from time to time by resolution of the shareholders subject to increase by the Board of Directors. The current number of members of the Board of Directors is five (5). The directors elected at this Annual Meeting, and at annual meetings thereafter unless otherwise determined by the Board or the shareholders, will serve a one-year term expiring upon the election of their successors at the next annual meeting. The five persons designated by the Board of Directors as nominees for election as directors at the Annual Meeting are Dennis R. Johnson, William P. Flies, Edward T. Michalek, Stephen A. Lawrence, and Roger W. Kleppe.

         In the event any nominee should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

         See "MANAGEMENT" for biographical information concerning Messrs. Johnson and Flies, who are employees of the Company. The following biographical information is furnished with respect to each of the other nominees.

         EDWARD T. MICHALEK                 Director since December, 1991
         Chairman of the Board              Chairman since June, 1993

         Mr. Michalek is Chairman of the Board of Directors of the Company. From February 1992 to August 1, 1995, when he retired, he was Chairman of the Board, Chief Executive Officer, and President of Advance Machine Company, a manufacturer and worldwide marketer of commercial and industrial floor cleaning equipment. From 1981 through February 1992, Mr. Michalek was with Norwesco, Inc., the last five years of which he served as its Chief Executive Officer, President, and Chairman. Currently, he is a director of Norwesco, Inc., CMG, Ltd. and Behavioral Dynamics, Inc. In addition, he is an equity partner in Norcomp, Ltd. and NCM, Ltd. Mr. Michalek has extensive senior executive general management, operating, and marketing experience with publicly held companies that include Norwesco, Inc., Arctic Enterprises, Inc., Emerson Electric Company, and Skil Corporation. Mr. Michalek is a graduate of Northwestern University.

         DENNIS R. JOHNSON          Director since December, 1993
         President and Chief Executive Officer of the Company

                 See "MANAGEMENT" for biographical information.

         WILLIAM P. FLIES           Director since December, 1991
         Chief Technical Officer and Secretary of the Company

                 See "MANAGEMENT" for biographical information.

         STEPHEN A. LAWRENCE        Director since September, 1995

         Mr. Lawrence is currently the Chairman and Chief Executive Officer of Carpenter Transfer, Inc., which operates Wilson Refrigerated Express (a Minnesota-based full load refrigerated carrier), Wilson Dedicated Services (a Wisconsin-based dedicated contract carrier), Lawrence NationaLease (a Minnesota-based full service truck lessor), and Lawrence & Associates, Ltd. (a Minnesota-based risk management and environmental compliance consulting company). Prior to assuming his role as Chairman and CEO of Carpenter Transfer, Inc. in 1991, he was the Executive Vice President and General Counsel for Lend Lease Trucks, Inc. (1989-1991) and General Counsel and Chief Operating Officer for Whiteford Systems, Inc. (1986-1989). Mr. Lawrence is currently a member of the Board of Directors and a member of various committees of the Truck Renting and Leasing Association, a member of the Board of Directors and of various committees of Bank Windsor in Minneapolis, Minnesota, and a member of the Minnesota Bar Association. Mr. Lawrence is a graduate of Augustana College.

         ROGER W. KLEPPE            Director since September, 1995

         Mr. Kleppe is currently Vice President of Human Resources, Strategic Development and Quality Management for Blue Cross and Blue Shield of Minnesota ("BCBSM"), a position which he assumed in March 1994, and he is also responsible for its administrative services. He previously served on the BCBSM Board of Trustees and on the corporate member board each for two years. Prior to March 1994, Mr. Kleppe was Vice President of Human Resources and Administrative Resources for National Business Systems, Inc. Mr. Kleppe has extensive human resources experience and has been involved with many business community organizations, such as the Minnesota Chamber of Commerce. He also currently serves on the Boards of Directors of the Pharmacy Gold, Inc. and Care Delivery Management, Inc., both of which are wholly-owned, for-profit companies under Aware Integrated, Inc., a nonprofit holding company.

         For information concerning compensation of directors, see "MANAGEMENT - Director Compensation" and "PROPOSALS 2 AND 3 - Amendment of 1991 Long-Term Incentive and Stock Option Plan."


                                   MANAGEMENT

DIRECTORS AND OFFICERS

         The current directors and officers of the Company are as follows:

         Name                           Age          Position
         ----                           ---          --------

         Dennis R. Johnson              52           Chief Executive Officer,
                                                     President and Director
         William P. Flies               54           Chief Technical Officer,
                                                     Secretary and Director

         Robert M. Featherstone         61           Chief Financial Officer and
                                                     Treasurer

         Stephen A. Lawrence            53           Director

         Roger W. Kleppe                46           Director

         Edward T. Michalek             64           Chairman of the Board
                                                     of Directors

         The Chairman of the Board of Directors and the officers of the Company are elected annually by the Board of Directors and serve until their successors are elected and qualified, subject to earlier removal by the Board.

         Mr. Johnson is President and Chief Executive Officer of the Company. From March 1992 to February 1994, Mr. Johnson was President of National Business Systems, Inc., a provider of data and information-processing services and data processing supplies. From August 1990 through March 1992, Mr. Johnson was an employee of and business consultant to AmeriData and a consultant to TCF Bank. From 1987 through August 1990, Mr. Johnson was President and Chief Executive Officer of Currentech, Inc. Mr. Johnson has extensive senior general management and marketing experience with DatagraphiX, Anacomp, and Sperry Univac. Mr. Johnson is a graduate of Mankato State University.

         Mr. Flies is the founder, Chief Technical Officer, Secretary, and a principal shareholder of XATA. Mr. Flies served as Chief Executive Officer of the Company from inception until December 13, 1993. Mr. Flies also founded Datakey, Inc. and served as its Chief Executive Officer from 1978 to 1984 and as its Chairman from 1978 to 1991. While at Datakey, Inc., he was granted numerous U.S. and foreign patents in portable data electronics. From 1969 to 1978, he was with Technalysis Corporation, a computer consulting firm, as Vice President of Systems Products, and as President of KET, Inc. a subsidiary of Technalysis that produced mainframe memory and peripheral subsystems. Mr. Flies joined Univac in 1964 after receiving a bachelor of arts degree with majors in mathematics and physics and a minor in business administration from Mankato State University.

         Mr. Featherstone joined the Company as Chief Financial Officer and Treasurer in September 1995. Prior to joining the Company, Mr. Featherstone was the Chief Financial Officer and Controller of Olympic Graphics, Inc., a privately-owned commercial printer. Prior to joining Olympic Graphics, Inc. he served from 1988 through 1992 as Manager of Administration and Controller of Supervalu Stores, Inc./Plan Mark Division. Mr. Featherstone has extensive senior management and financing experience with Control Data Corporation, Gabberts, Inc., and National Computer Systems, Inc., among others. Mr. Featherstone is a graduate of the Massachusetts Institute of Technology and Carleton College and has a masters degree in business administration from the University of Michigan.

         During the year ended September 30, 1996, the Board of Directors met four times and otherwise conducted business by unanimous written action. Committees of the Board generally meet immediately prior to or after meetings of the Board of Directors. No director attended fewer than 75% of the meetings of the Board of Directors or fewer than 75% of the meetings of the Board committees on which he served.

DIRECTOR COMPENSATION

         Non-employee directors receive $5,000 annually and the Chairman receives an additional $3,000 annually, to serve on the Board of Directors. In addition, each non-employee director, upon first election to the Board and annually thereafter upon re-election, receives a five-year non-qualified option to purchase 2,000 shares of Common Stock pursuant to a nondiscretionary grant under the Company's 1991 Long-Term Incentive and Stock Option Plan (the "Incentive Plan"). For a discussion of the terms of the Incentive Plan and of these options, see "Amendment of Terms of Grants to Non-Employee Directors" under PROPOSALS 2 AND 3, herein. Each director is reimbursed by the Company for his actual out-of-pocket expenses for telephone, travel, and miscellaneous items incurred on behalf of the Company.

BOARD COMMITTEES

         The Board of Directors has established an Audit Committee, a Compensation Committee, and a Stock Option Committee. During the fiscal year ended September 30, 1996, each committee was comprised of all non-employee members, as follows:

         AUDIT COMMITTEE       COMPENSATION COMMITTEE   STOCK OPTION COMMITTEE
         ---------------       ----------------------   ----------------------

         Edward T. Michalek*   Edward T. Michalek       Roger W. Kleppe*
         Roger W. Kleppe       Roger W. Kleppe          Stephen A. Lawrence
         Stephen A. Lawrence   Stephen A. Lawrence*

-----------------------
*  Chairman


         The purpose of the Audit Committee is to (1) annually select a firm of independent public accountants as auditors of the books, records and accounts of the Company; (2) review the scope of audits made by the independent public accountants; and (3) receive and review the audit reports submitted by the independent public accountants and take such action in respect of such reports as the Audit Committee may deem appropriate to assure that the interests of the Company are adequately protected.

         The purpose of the Compensation Committee is to annually review and approve management's overall compensation plan for the Company's employees, excluding officers. The Committee also approves all incentive plans and sets officer annual salaries and incentives, including cash and noncash remuneration. The Compensation Committee also makes recommendations to the Stock Option Committee with respect to stock options and awards which may be included in the compensation set for each individual.

         The purpose of the Stock Option Committee is to administer and interpret the 1991 Long-Term Incentive and Stock Option Plan, as amended.

EXECUTIVE COMPENSATION

         The following table sets forth information about all compensation (cash and noncash) awarded to, earned by, or paid to each executive officer with compensation in excess of $100,000 (the "Named Executive Officers") pursuant to a plan or contract or otherwise during fiscal years ended September 30, 1996, 1995, and 1994.


                                      SUMMARY COMPENSATION TABLE

                                                                                   Long Term
                                             Annual Compensation                  Compensation
                                             -------------------                  ------------
                                                                             Restricted                  All Other
                                                               Other Annual    Stock                      Compen-
 Name & Principal Position    Year   Salary ($)    Bonus ($)   Compensation   Awards ($)  Options (#)    sation ($)
 -------------------------    ----   ----------    ---------   ------------  ----------   -----------    ----------
Dennis R. Johnson             1996     150,000    194,432(1)        -0-           -0-          -0-          -0-
Chief Executive Officer       1995     151,250    206,688(1)        -0-           -0-       100,000         -0-
                              1994      63,874     32,954(2)     32,954(3)     32,954(4)    100,000         -0-

William F. Flies              1996     125,000     75,000(1)        -0-           -0-          -0-          -0-
Chief Technical Officer       1995     125,211     70,214(1)        -0-           -0-        16,667         -0-
                              1994      70,123        -0-        24,877(3)     24,877(4)       -0-          -0-

(1)      Represents formula-based incentive compensation.

(2) Represents bonus award of restricted stock at $3.00 per share, which was market value on date of issue.

(3) Represents deferred cash compensation related to reductions in payment of salary from January 24, 1994 through May 1, 1994 which was paid during the fiscal year ended September 30, 1996

(4) Represents restricted shares of Common Stock issued in lieu of salaries at $3.00 per share, which was market value on date of issue. All of the restricted shares vested and became freely transferable as of November 1, 1994.

         The Company has a compensation agreement with Dennis R. Johnson, its President and Chief Executive Officer, which provides, in summary, for (i) base compensation for each of the fiscal years ended September 30, 1995 and 1996 of $150,000, plus incentive bonuses based on revenue and pre-tax income achieved by the Company for fiscal 1995 and on pre-tax income for fiscal 1996, (ii) grant of options for purchase of 100,000 shares of Common Stock at fair market value under the Incentive Plan (which options have been granted), and (iii) $250,000 in severance pay, over a period of 12 months, in the event of termination of his employment for any reason other than "cause." In addition, the agreement provides that the Company shall not materially alter his duties to duties other than generally performed by a chief executive officer. This agreement has been extended through 1997.

         The Company's employment agreement with William P. Flies, its Chief Technical Officer, provides, in summary, for (i) a base annual salary of $125,000, plus incentive bonuses based on pre-tax income achieved by the Company, and (ii) grant of options to purchase 16,667 shares of Common Stock at 110% of fair market value (which options have been granted). In addition, the agreement contains provisions which prohibit the Company from materially altering his duties and which allow him to terminate the agreement and receive salary compensation if there is a change in control of the Company. The term of Mr. Flies' agreement automatically renews annually on February 11 unless terminated by the Company for cause or by Mr. Flies upon 60 days' prior notice.

         The Company also has an agreement with its Chief Financial Officer, Robert M. Featherstone, for payment of cash incentive bonuses in fiscal 1996 and 1997 based on the pre-tax earnings of the Company for that fiscal year. Except for its agreements with Messrs. Johnson, Flies, and Featherstone, the Company does not currently have any agreements or any plan for payment of bonus compensation to executive officers. However, the Company has a plan for cash incentive bonuses to other management personnel based on pre-tax income achieved by the Company and the Board of Directors retains the authority to provide discretionary bonuses. Executive officers, as well as all other employees and non-employee directors, are also eligible for various stock based awards, including options, under the Company's Incentive Plan, described below.

401(k) PROFIT SHARING PLAN

         During 1993, the Company adopted a 401(k) Profit Sharing Plan (the "401(k) Plan"). In general, employees who are at least age 20 are eligible to contribute up to 15% of annual pay to the 401(k) Plan, subject to certain limitations, and to direct the investment of those funds in up to four professionally managed investment funds. Employees cannot invest in the Company's securities through the 401(k) Plan. The 401(k) Plan allows for Company contributions to the 401(k) Plan (at the discretion of the Board of Directors) based upon profit. An employee's account balance is fully vested immediately. The Company made no contributions to the 401(k) Plan for 1995. The Company intends to make a contribution for 1996 in the amount of $70,000 which will be allocated among employees based upon their respective gross salaries for the calendar year, provided that salaries in excess of $80,000 shall not be considered in the allocation formula.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

         Based upon a review of the copies of such forms furnished to the Company, the Company believes that during the current fiscal year, to date, all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with. The Company's executive officers, directors, and ten percent beneficial holders were not subject to the requirements of Section 16(a) during the fiscal year ended September 30, 1996.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Under Section 302A.521, Minnesota Statutes, the Company is required to indemnify its directors, officers, employees, and agents against liability under certain circumstances, including liability under the Securities Act of 1933, as amended (the "Act"). Article V of the Company's Bylaws contain substantially similar provisions and, in addition, specifically authorize adoption of agreements for indemnification to the extent permitted by statute and purchase of insurance to meet the Company's indemnification obligation. The Company currently has no such insurance and has not adopted any agreements for indemnification. The general effect of such provisions is to relieve the directors and officers of the Company from personal liability which may be imposed for certain acts performed in their capacity as directors or officers of the Company, except where such persons have not acted in good faith.

         As permitted under Minnesota Statutes, the Articles of Incorporation of the Company provide that directors shall have no personal liability to the Company or to its shareholders for monetary damages arising from breach of the director's duty of care in the affairs of the Company. Minnesota Statutes do not permit elimination of liability for breach of a director's duty of loyalty to the Company or with respect to certain enumerated matters, including payment of illegal dividends, acts not in good faith, and acts resulting in an improper personal benefit to the director.


                                PROPOSALS 2 AND 3
                           AMENDMENT OF 1991 LONG-TERM
                         INCENTIVE AND STOCK OPTION PLAN

GENERAL INFORMATION AND AMENDMENT TO INCREASE AUTHORIZED SHARES

         The Board of Directors believes that the Company's policy of encouraging stock ownership by its employees through the granting of restricted stock awards, stock options and other sorts of stock-based compensation has been and will be a significant factor in its growth and success by enhancing the Company's ability to retain and attract such employees. The Incentive Plan is the primary vehicle for implementation of this policy. The Board has adopted, and proposes that the shareholders approve, an amendment to the Incentive Plan to increase the number of shares of Common Stock reserved under the Incentive Plan from 650,000 to 875,000.

         As a result of the prior grant of options and restricted stock awards to employees of the Company, the number of shares currently available for grant under the Plan has been reduced to 105,000. The number of option grants during the last twelve months has been significant, principally due to the Company's acquisition of two businesses (Payne & Associates and Key Logistics, Inc.). Moreover, the Company believes that additional strategic acquisitions may be completed in the future. In each case, new employees joining the Company have been offered, and in the future may be offered, options under the Incentive Plan. The Board of Directors believes that every employee should receive an option to purchase Common Stock as a performance incentive and that maintaining the Incentive Plan for this purpose is vital.

         On June 4, 1991, the Board of Directors adopted, and on December 4, 1991, the shareholders ratified the Incentive Plan and reserved 266,666 shares of Common Stock for issuance upon exercise of options and grant of awards. The number of shares reserved was increased by 166,667 shares, to a total of 433,333, by resolution of the Board of Directors and by the shareholders of the Company effective March 23, 1995. On October 20, 1995, the Board of Directors increased the number of shares reserved for issuance to 650,000, and amended the Incentive Plan to provide automatic pre-determined annual option grants to non-employee directors, in each case subject to ratification by the shareholders. These amendments were ratified by the shareholders of the Company at the annual meeting on February 22, 1996. On November 19, 1996, the Board voted to increase the number of authorized shares from 650,000 to 875,000 and to present this amendment to the shareholders for ratification at the annual meeting on February 20, 1997.

         Options granted under the Incentive Plan may be either "incentive" options intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options. Awards granted under the Plan may be stock appreciation rights ("SARs"), restricted stock or performance awards, as defined in the Incentive Plan. Incentive stock options may be granted to any full or part-time employee of the Company or any of its present and future subsidiary corporations. Options which do not qualify as incentive stock options, as well as SARS, restricted stock or performance awards under the Plan may be granted to both employees and non-employees who provide services to the Company.

         As of September 30, 1996, 82,522 shares had been issued pursuant to option exercises or restricted stock awards under the Incentive Plan and options to purchase an additional 447,183 shares were outstanding under the Incentive Plan, all of which were granted at or above the market price of the Common Stock at the time of grant. During the fiscal year ended September 30, 1996, Roger W. Kleppe and Stephen A. Lawrence, the two non-employee directors added to the Board in September 1995, each received non-qualified options to purchase an aggregate of 6,667 shares (one 4,667 share option and one 2,000 share option), all exercisable at market value at the date of grant. Edward T. Michalek, a non-employee director and Chairman of the Board, also received a 2,000 share option exercisable at market value. The 2,000 share options issued to Messrs. Lawrence, Kleppe, and Michalek were automatic non-discretionary grants pursuant to the Incentive Plan.

         During the fiscal year ended September 30, 1995, Dennis R. Johnson was granted a five-year incentive option to purchase an aggregate of 100,000 shares of Common Stock exercisable at $8.43 per share, and William P. Flies was granted a five-year incentive option to purchase 16,667 shares of Common Stock at $9.27 per share. The average per share exercise price of all options outstanding is $5.95. In general, options are exercisable for a period of up to five years from the date of grant and vest over a period of up to three years from the date of grant.

         Except as discussed below with respect to Non-Employee Directors, as described below, the Incentive Plan is administered by a committee of the Board consisting of Mr. Kleppe and Mr. Lawrence. The Committee has the authority: (i) to establish rules for the administration of the Incentive Plan; (ii) to select the participants in the Incentive Plan; (iii) to determine the types of grants and awards and the number of shares covered; (iv) to set the terms and conditions of such grants and awards; and (v) to determine under what circumstances grants and awards may be canceled or suspended. Determination and interpretations with respect to the Incentive Plan are in the sole discretion of the Committee, whose determination and interpretations and binding on all interested parties.

AMENDMENT TO TERMS OF GRANTS TO NON-EMPLOYEE DIRECTORS

         Non-employee members of the Board of Directors receive an automatic grant of options to purchase 2,000 shares upon initial election to the Board (an "Initial Option") and annually thereafter, upon re-election to the Board (an "Annual Option"). All such options granted are "non-qualified" options which do not meet the requirements of Section 422 of the Code. This aspect of the Incentive Plan is administered by the President and Chief Financial Officer, but the administrators have no authority to select recipients, select the date of grant of options, the number of option shares, or the exercise price, or to otherwise prescribe the particular form or conditions of any option granted. Each Initial Option and each Annual Option is exercisable at a price per share equal to the fair market value of the Common Stock as of the date of grant. Options become exercisable in cumulative installments of one-twelfth (1/12) of the total number of shares subject to the option on the last day of each calendar month, commencing with the month in which the option is granted, and are exercisable for a period of 5 years from the date of grant. If a non-employee director ceases to be a member of the Board by reason of death or total disability and has served as a director for at least 12 continuous months since the date of the grant, the option will become immediately exercisable in full, and remains exercisable, by the optionee or the person or persons to whom the non-employee director's right under the option pass by will or applicable law, or if no such person has such right, by the executors or administrators of the non-employee director, for the remaining term of the option. If the non-employee director ceases to be a member of the Board for any other reason, the option will remain exercisable, to the extent that it was exercisable on the date such non-employee director ceased to be a member of the Board, for the remaining term of the option, but no further vesting of the option shall occur.

         Currently, the Incentive Plan provides that each non-employee director elected to the Board shall receive, on the date of first election, an option to purchase 2,000 shares of Common Stock and shall receive an additional option grant for 2,000 shares on the first anniversary of the initial grant, assuming that the director is still a member of the Board of Directors at that time. For administrative simplicity, it is recommended that the Incentive Plan be amended to provide that the automatic option grants for continuing directors shall be on the date of re-election to the Board.

RESALES

         All shares currently reserved for issuance and all shares which have been issued upon exercise of options or awards granted under the Incentive Plan have been registered under the Securities Act of 1933, as amended (the "Act") and are freely tradable, subject to compliance with Rule 144 under the Act in the case of holders who are officers, directors, or principal shareholders of the Company.

SUMMARY OF OPTION GRANTS

                       OPTIONS GRANTS IN LAST FISCAL YEAR

         There were no grants of stock options to any Named Executive Officers during the fiscal year ended September 30, 1996.

       AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

         The following table contains information concerning exercises of stock options during the last fiscal year and the value of options previously granted under the Incentive Plan which were held by the Named Executive Officers at the end of the fiscal year ended September 30, 1996.


                                                                                           Value of Unexercised
                            Option Exercises         Number of Securities Underlying      In-the-Money Options at
                      -----------------------------  Unexercised Options at FY-End(#)            FY-End(1)
                        Shares                       --------------------------------   ---------------------------
                      Acquired on
       Name           Exercise(#)    Value Realized    Exercisable     Unexercisable    Exercisable   Unexercisable
       ----           -----------    --------------  -------------     --------------   -----------   -------------
Dennis R. Johnson         -0-             N/A            133,334          66,667         $647,006        $63,000
William P. Flies          -0-             N/A              5,556          11,111             $583         $1,167

(1) The amounts set forth represent the difference between the closing price of the Common Stock as quoted on the NASD's National Market on September 30, 1996 and the exercise price of the options, multiplied by the applicable number of shares underlying the options.


                                   PROPOSAL 4

                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Board of Directors has appointed McGladrey & Pullen, LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending September 30, 1997. If the shareholders fail to ratify such appointment, the Board of Directors will select another firm to perform the required audit function. A representative of McGladrey & Pullen, LLP is expected to be present at the shareholders meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.


                    PROPOSALS FOR FISCAL 1997 ANNUAL MEETING

         It is currently anticipated that the next annual meeting, for the fiscal year ending September 30, 1997 (the " 1997 Annual Meeting"), will be held in mid-February, 1998. Shareholders who intend to submit proposals for inclusion in the 1997 Proxy Statement and Proxy for shareholder action at the 1997 Annual Meeting must do so by sending the proposal and supporting statements, if any, to the Company at its corporate offices no later than October 1, 1997.

                                            By Order of the Board of Directors



                                            William P. Flies
                                            Secretary

Dated:  January 20, 1997
Burnsville, Minnesota

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: XATA CORPORATION, ATTENTION: ROBERT M. FEATHERSTONE, CHIEF FINANCIAL OFFICER, 500 EAST TRAVELERS TRAIL, BURNSVILLE, MN 55337.



                                                             February 20, 1997




                                XATA CORPORATION


                            1991 LONG-TERM INCENTIVE
                                       AND
                          STOCK OPTION PLAN, AS AMENDED





                            1991 LONG-TERM INCENTIVE
                                       AND
                          STOCK OPTION PLAN, AS AMENDED

                                Table of Contents
                                -----------------

1.       Purpose of Plan . . . . . . . . . . . . . . . . . . . . . . . . . .  1

2.       Stock Subject to Plan . . . . . . . . . . . . . . . . . . . . . . .  1

3.       Administration of Plan. . . . . . . . . . . . . . . . . . . . . . .  1

4.       Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

5.       Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

6.       Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

7.       Exercise of Option or Award . . . . . . . . . . . . . . . . . . . .  4

8.       Additional Restrictions . . . . . . . . . . . . . . . . . . . . . .  5

9.       Alternative Stock Appreciation Rights . . . . . . . . . . . . . . .  5

10.      Ten Percent Shareholder Rule. . . . . . . . . . . . . . . . . . . .  5

11.      Non-Transferability . . . . . . . . . . . . . . . . . . . . . . . .  6

12.      Restricted Stock Awards . . . . . . . . . . . . . . . . . . . . . .  6

13.      Performance Awards. . . . . . . . . . . . . . . . . . . . . . . . .  7

14.      Dilution or Other Adjustments . . . . . . . . . . . . . . . . . . .  7

15.      Amendment or Discontinuance of Plan . . . . . . . . . . . . . . . .  8

16.      Time of Granting. . . . . . . . . . . . . . . . . . . . . . . . . .  8

17.      Income Tax Withholding and Tax Bonuses. . . . . . . . . . . . . . .  8

18.      Effective Date and Termination of Plan. . . . . . . . . . . . . . .  8

19.      Grant of Non-Employee Director Options. . . . . . . . . . . . . . .  9

19A.     Terms and Conditions of Non-Employee Director Options . . . . . . .  9



                            1991 LONG-TERM INCENTIVE
                                       AND
                          STOCK OPTION PLAN, AS AMENDED


1.       PURPOSE OF PLAN.

This Plan shall be known as the "XATA 1991 LONG-TERM INCENTIVE AND STOCK OPTION PLAN" and is hereinafter referred to as the "Plan". The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of XATA Corporation, a Minnesota corporation (the "Company"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of
Section 422A of the Internal Revenue Code of 1986 (the "Code"), or options which do not qualify as Incentive Stock Options. Awards granted under this Plan shall be stock appreciation rights ("SARs"), restricted stock or performance awards as hereinafter described.

2.       STOCK SUBJECT TO PLAN.

Subject to the provisions of Section 14 hereof, the stock to be subject to options or other awards under the Plan shall be the Company's authorized Common Stock, par value $0.01 per share (the "Common Shares"). Such shares may be either authorized but unissued shares, or issued shares which have been reacquired by the Company. Subject to adjustment as provided in Section 14 hereof, the maximum number of shares on which options may be exercised or other award issued under this Plan shall be 650,000 shares. If an option or award under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options or awards thereafter granted during the term of the Plan.

3.       ADMINISTRATION OF PLAN.

         (a) Except as provided in Section 3(b) or Section 3(e) hereof, the Plan shall be administered by the Board of Directors of the Company or a committee thereof. The members of any such committee shall be appointed by and serve at the pleasure of the Board of Directors. If no committee is appointed by the Board, the committee shall be comprised of all of the members of the Board of Directors. (The group administering the Plan shall hereinafter be referred to as the "Committee".)

         (b) Notwithstanding Section 3(a) hereof, all option grants and awards under this Plan to officers, directors and others who are subject to Section 16 under the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission promulgated thereunder, shall be made exclusively by a committee (the "Disinterested Committee"). The Disinterested Committee may be a subcommittee of the Committee and shall be comprised of at least two members of the Board of Directors who have not received any option or award under the Plan during the preceding 12 months. Such persons shall not be eligible for option grants or awards while serving on the Disinterested Committee. All references hereinafter to the "Committee" shall mean the "Disinterested Committee" if the action to be taken in administration of the Plan must be taken by the Disinterested Committee.

         (c) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each option or award, (ii) to determine the employees to whom and the time or times at which such options and awards shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of an SAR or in connection with performance awards, either cash, Common Shares of the Company or a combination thereof, (iv) to determine the terms of exercise of each option and award, (v) to accelerate the time at which all or any part of an option or award may be exercised, (vi) to amend or modify the terms of any option or award with the consent of the optionee, (vii) to interpret the Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each option and award agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 15 herein to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.

         (d) The Committee may select one of its members as its Chairman and shall holds its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduces to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an option or award shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

         (e) Sections 19 and 19A of the Plan shall be administered by the President and the Chief Financial Officer, whose construction and interpretation of the terms and provisions of such Sections shall be final and conclusive; provided that the numbers of Common Shares subject to options granted to Non-Employee Directors (defined below) under Sections 19 and 19A, the timing of the grants of such options (except as provided in Section 19), the eligibility for such options, and the terms and conditions of such options, shall be automatic and non-discretionary in accordance with the terms of such Sections.

4.     ELIGIBILITY.

         Incentive Stock options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations (herein called "subsidiaries"). Full or part-time employees, non-employee members of the Board of Directors, and non-employee consultants, agents or independent contractors to the Company or one of its subsidiaries shall be eligible to receive options which do not qualify as Incentive Stock Options and awards. For purposes of Sections 19 and 19A hereof, "Non-Employee Director," means any member of the Board of Directors who is not at the time of option grant an employee of the Company. Members of the Disinterested Committee shall not be eligible for any option grant or award under the Plan while serving on said Disinterested Committee. In determining the persons to whom options and awards shall be granted and the number of shares subject to each, the Committee may take into account the nature of services rendered by the respective employees or consultants, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option or award under this Plan may be granted additional options or awards under the Plan if the Committee shall so determine; provided, however, that for Incentive Stock Options, to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Shares with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422A of the Code of his employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options which do not qualify as Incentive Stock Options. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his or her employment at the time.

5.       PRICE.

         The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Shares at the date of grant of such option. The option price for options granted under the Plan which do not qualify as Incentive Stock Options and, if applicable, the price for all awards shall also be determined by the Committee and may be other than 100% of the fair market value of the Common Shares. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of the Common Shares shall be as reasonably determined by the Committee. If on the date of grant of any option or award hereunder the Common Shares are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

6.       TERM.

         Each option and award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option or award agreement. The Committee shall be under no duty to provide terms of like duration for options or awards granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of grant of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen (15) years from the date of granting of such option.

7.       EXERCISE OF OPTION OR AWARD.

         (a) The Committee shall have full and complete authority to determine whether an option or award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the option as the Committee may determine and specify in the option or award agreement.

         (b) The exercise of any option or award granted hereunder shall only be effective at such time that the sale of Common Shares pursuant to such exercise will not violate any state or federal securities or other laws.

         (c) An optionee or grantee electing to exercise an option or award shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Company's Common Shares already owned by the optionee or grantee having a fair market value as of the date of grant equal to the full purchase price of the shares, (ii) by delivering a combination of cash and such shares, or (iii) by delivering (including by fax) to the Company or its designated agent an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin the Common Shares and deliver the sale or margin loan proceeds directly to the Company to the extent required to pay the option exercise price.

         (d) The fair market value of the Common Shares which are tendered in payment of the exercise price shall be determined as provided in Section 5 herein.

         (e) Until such person has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

8.       ADDITIONAL RESTRICTIONS.

         The Committee shall have full and complete authority to determine whether all or any part of the Common Shares of the Company acquired upon exercise of any of the options or awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's or grantee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options or awards.

9.       ALTERNATIVE STOCK APPRECIATION RIGHTS.

         (a) Grant. At the time of grant of an option or award under the Plan (or at any other time), the Committee, in its discretion, may grant a Stock Appreciation Right ("SAR") evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

         (b) Exercise. An SAR shall be exercised by the delivery to the Company of a written notice which shall state that the holder thereof elects to exercise his or her SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests be paid to in cash and what portion, if any, is to be paid in Common Shares of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Shares of the Company, or any combination of cash and shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of the Company's Common Shares on the date of exercise over the per share exercise price in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Company's shares shall be determined as provided in
Section 5 herein.

10.      TEN PERCENT SHAREHOLDER RULE.

         Notwithstanding any other provision in the Plan, if at the time an option is granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 425(d) of the Code) Common Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422A(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422A(c)(6) of the Code, and the option price shall be not less than 1 10% of the fair market value of the Common Shares of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

11.      NON-TRANSFERABILITY.

         No option or award granted under the Plan shall be transferable by an optionee or grantee, otherwise than by will or the laws of descent or distribution. Except as otherwise provided in an option or award agreement, during the lifetime of an optionee or grantee, the option shall be exercisable only by such optionee or grantee.

12.      RESTRICTED STOCK AWARDS.

Awards of Common Shares subject to forfeiture and transfer restrictions may be granted by the Committee. Any restricted stock award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan:

         (a) Grant of Restricted Stock Awards. Each restricted stock award made under the Plan shall be for such number of Common Share as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Common Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards.

         (b) Delivery of Common Shares and Restrictions. At the time of a restricted stock award, a certificate representing the number of Common Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the Common Shares, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common Shares; (ii) none of the Common Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Shares shall be forfeited and all rights of the grantee to such Common Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Shares were granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Shares subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Shares.

         (c) Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Common Shares subject thereto, and a stock certificate for the appropriate number of Common Shares, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his beneficiary or estate, as the case may be.

13.      PERFORMANCE AWARDS.

         The Committee is further authorized to grant Performance awards. Subject to the terms of this Plan and any applicable award agreement, a Performance award granted under the Plan (i) may be denominated or payable in cash, Common Shares (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the Performance awards, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan and any applicable award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance award granted, and the amount of any payment or transfer to be made by the granter and by the Company under any Performance award shall be determined by the Committee.

14.      DILUTION OR OTHER ADJUSTMENTS.

         If there shall be any change in the Common Shares through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options and awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and awards and the amount payable upon exercise of outstanding awards, in order to prevent dilution or enlargement of option or award rights.

15.      AMENDMENT OR DISCONTINUANCE OF PLAN.

         The Board of Directors may amend or discontinue at any time. Subject to the provisions of Section 14 no amendment of the Plan, however, shall without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 herein,(ii) decrease the minimum price provided in
Section 5 herein, (iii) extend the maximum term under Section 6, or (iv) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any option or award theretofore granted under the Plan without the consent of the holder of the option or award.

16.      TIME OF GRANTING.

         Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Committee or the Board of Directors (other than the execution and delivery of an option or award agreement), shall constitute the granting of an option or award hereunder.

17.      INCOME TAX WITHHOLDING AND TAX BONUSES.

         (a) In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with Section 5 herein, equal to such taxes or (ii) delivering to the Company Common Shares other than the shares issuable upon exercise of such option or award with a fair market value, determined in accordance with Section 5, equal to such taxes.

         (b) The Committee shall have the authority, at the time of grant of an option under the Plan or at any time thereafter, to approve tax bonuses to designated optionee or grantees to be paid upon their exercise of options or awards granted hereunder. The amount of any such payment shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

18.      EFFECTIVE DATE AND TERMINATION OF PLAN.

         (a) The Plan was approved by the Board of Directors on June 4, 1991 and by the shareholders of the Company on December 4, 1991.

         (b) Unless the Plan shall have been discontinued as provided in Section 14 hereof, the Plan shall terminate June 3, 2001. No option or award may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any option or award theretofore granted.

19.      GRANT OF NON-EMPLOYEE DIRECTOR OPTIONS.

         This Section 19 and Section 19A shall govern all option grants to Non-Employee Directors of the Company; provided, however, that the other terms and conditions of the Plan shall apply to the extent that they do not conflict with the express terms of Sections 19 and 19A. Subject to shareholder ratification of the amendment of the Plan adding Sections 3(e), 19, and 19A, each Non-Employee Director elected to the Board on or after the date of the annual meeting of shareholders held in 1996 shall, on the date of such election, automatically be granted an option to purchase 2,000 Common Shares. On each date of re-election to the Board by the shareholders at an annual meeting, a Non-Employee Director shall automatically be granted an additional Option to purchase 2,000 Common Shares. Notwithstanding the foregoing, if on the scheduled grant date, the President determines, in his discretion, that the Company is in possession of material, undisclosed information, then the grant of options will be suspended until the third day after public dissemination of such information. The President may only suspend the grant; the amount and other terms of the grant will remain as set forth in the Plan, with the exercise price of the option to be determined in accordance with the Plan on the date the option is finally granted.

19A.  TERMS AND CONDITIONS OF NON-EMPLOYEE DIRECTOR OPTIONS.

         Each option granted under Section 19 of this Plan to a Non-Employee Director shall be evidenced by an agreement, in a form approved by the President. Such agreement shall contain the following terms and conditions:

         (a) Term. Each option granted under Section 19 to a Non-Employee Director shall have a term of five years and shall be restricted from sale, assignment or other transfer for a period of six months from the date of grant. No shares of Common Stock issued upon the exercise of an option may be sold or otherwise disposed of until six months after the later of the date of grant of the option or the approval of the provisions of Sections 19 and 19A of the Plan by the shareholders.

         (b) Exercise Price. The exercise price per share of options granted under Section 19 shall be 100% of the fair market value of one Share on the date of grant. For these purposes, "fair market value" shall mean the average of the reported high and low sale prices of the Common Shares, as reported on the Nasdaq National Market on the date of grant.

         (c) Vesting and Termination of Options. Options granted under Section 19 shall become exercisable in cumulative installments of one-twelfth (1/12) of the total number of shares subject to the option on the last day of each calendar month, commencing with the month in which the option is granted. If a Non-Employee Director ceases to be a member of the Board by reason of death or total disability and has served as a director for at least 12 continuous months since the date of the grant, the option will become immediately exercisable in full, and shall remain exercisable, by the optionee or the person or persons to whom the Non-Employee Director's right under the option shall pass by will or applicable law, or if no such person has such right, by the executors or administrators of the Non-Employee Director, for the remaining term of the option. If the Non-Employee Director ceases to be a member of the Board for any other reason, the option will remain exercisable, to the extent that it was exercisable on the date such Non-Employee Director ceased to be a member of the Board, for the remaining term of the option, but no further vesting of the option shall occur.

         (d) Compliance with SEC Regulations. It is the Company's intent that the provisions of Sections 19 and 19A comply in all respects with Section 16 of the Securities Exchange Act of 1934 (the "1934 Act") and any regulations promulgated thereunder, including Rule 16b-3. If any provision of Section 19 or 19A is found not to be in compliance with the Rule, the provision shall be deemed null and void. All grants and exercises of options granted under Section 19 shall be executed in accordance with the requirements of Section 16 of the 1934 Act, as amended, and any regulations promulgated thereunder.

         (e) Non-qualified Options. All options granted pursuant to this Section 19A shall be non-qualified options which are not intended to be, and do not qualify as, incentive stock options described in Section 422 of the Internal Revenue Code of 1986, as amended.

         (f) Miscellaneous. Except as provided in the Plan, no Non-Employee Director shall have any claim or right to be granted an option under the Plan. Neither the Plan or any action hereunder shall be construed as giving any director any right to be retained in the service of the Company.




                                XATA CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated January 20, 1997, hereby appoints each of Dennis R. Johnson and Robert M. Featherstone as proxy, with full power of substitution, to vote all of the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of XATA Corporation to be held on Thursday, February 20, 1997 at 4:00 p.m. at the Minneapolis Marriott City Center, 30 South Seventh Street, Minneapolis, Minnesota, or at any adjournment thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

1.   Election of Directors duly nominated:

           DENNIS R. JOHNSON, WILLIAM P. FLIES, EDWARD T. MICHALEK,
                   STEPHEN A. LAWRENCE, AND ROGER W. KLEPPE

      [ ] FOR     [ ] WITHHELD FOR ALL    [ ] WITHHOLD FOR THE FOLLOWING ONLY
                                              (Write the nominee's name in space
                                              below):

________________________________________________________________________________

2. Ratification of amendment to 1991 Long-Term Incentive and Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under the Plan from 650,000 to 875,000.
                     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. Ratification of amendment to 1991 Long-Term Incentive and Stock Option Plan to amend the date of automatic grant of options to non-employee Directors.
                     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN


                         (MUST BE SIGNED ON OTHER SIDE)



                          (CONTINUED FROM OTHER SIDE)


4. Ratification of appointment of McGladrey & Pullen, LLP as the independent auditors of the Company for the year ending September 30, 1997.
                     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

5. The authority to vote, in his discretion, on all other business that may properly come before the meeting.
                     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE, FOR THE ADOPTION OF PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXY HOLDER ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN exactly as name appears below. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                      Dated: ___________________________, 19___

                                      _________________________________________
                                                    (Signature)

                                      _________________________________________
                                                    (Signature)

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE.